UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws

On July 24, 2014, the board of directors (the “Board”) of CenterPoint Energy, Inc. (the “Company”) approved an amendment and restatement of the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”). As summarized below, the Bylaws provide for, among other things, advance notice provisions for shareholder proposals and Board nominations at annual and special meetings of shareholders.

Information Required for Special Meetings Called by Shareholders. Shareholders calling a special meeting are required to submit a request setting forth in writing, as to each holder and each matter proposed to be brought before the special meeting, the following, among other things, (i) a description of the proposal and the reasons for conducting such business at the meeting, together with the text of the proposal or business (including the text of any resolution proposed for consideration), (ii) the name and address of the shareholder proposing such business, of the beneficial owner, if any, on whose behalf the proposal is made and of any other shareholders known by such shareholder to be supporting such proposal, (iii) certain interests and relationships of the shareholder and beneficial owner, if any, in or with the Company, including all forms of ownership interests, (iv) a description of all agreements and understandings between the shareholder, the beneficial owner, if any, and any other person in connection with such proposal and any financial interest or other material interests of the shareholder and beneficial owner, if any, in the proposal and (v) a representation that the shareholder intends to appear in person or by proxy at the special meeting. The information required in the notice must be updated at various times as provided in the Bylaws.

Advance Notice of Shareholder Proposals Other than Director Nominees. The Bylaws set forth the procedures for presenting a shareholder proposal, other than the nomination of directors, at an annual meeting of the shareholders. For shareholder proposals to be properly brought before an annual meeting, the proposal must comply with the advance notice procedures described below. To be timely, such shareholder’s notice generally must be delivered to the principal executive offices of the Company not less than 90 nor more than 180 days prior to the first anniversary of the previous annual meeting.

The notice must set forth as to each matter proposed to be brought before the annual meeting (i) a description of the proposal and the reasons for conducting such business at the meeting, together with the text of the proposal or business (including the text of any resolution proposed for consideration), (ii) the name and address of the shareholder proposing such business, of the beneficial owner, if any, on whose behalf the proposal is made and of any other shareholders known by such shareholder to be supporting such proposal, (iii) certain interests and relationships of the shareholder and beneficial owner, if any, in or with the Company, including all forms of ownership interests, (iv) a description of all agreements and understandings between the shareholder, the beneficial owner, if any, and any other person in connection with such proposal and any financial interest or other material interest of the shareholder and beneficial owner, if any, in the proposal and (v) a representation that the shareholder intends to appear in person or by proxy at the meeting. In addition to the information required above, proposals to remove a director or amend the Bylaws require an opinion of counsel regarding compliance with law and the organizational documents of the Company and, in the case of a proposal to remove a director, a statement of the grounds, if any, on which such director is proposed to be removed. The information required in the notice must be updated at various times as provided in the Bylaws.

Advance Notice of Shareholder Proposals for Director Nominees. The Bylaws set forth the procedures for shareholder nominations in director elections. For shareholder nominations to be properly brought before an annual meeting or a special meeting at which directors are to be elected, the proposal must comply with the advance notice procedures described below. To be timely with respect to an annual meeting, such shareholder’s notice generally must be delivered to the principal executive offices of the Company not less than 90 nor more than 180 days prior to the first anniversary of the previous annual meeting. To be timely with respect to a special meeting, such shareholder’s notice generally must be delivered to the principal executive offices of the Company not less than 40 nor more than 60 days prior to the date of such meeting.

In each case, the notice must set forth, among other things, (i) each proposed nominee’s name, age, business address and residence address, (ii) the principal occupation or employment of such person, (iii) certain interests and relationships of the proposed nominee in or with the Company, including all forms of ownership interests, (iv) the written consent of such person to having such person’s name placed in nomination at the meeting and to serve as a director if elected, (v) any other information that would be required to be disclosed in a proxy statement or other filing in accordance with the Section 14 of the Securities Exchange Act 1934 (the “Exchange Act”), (vi) a notarized affidavit to the effect that, if elected as a member of the Board of Directors of the Company, such person is eligible for election and will serve, (vii) a description of all direct and indirect compensation and other material monetary relationships during the past three years, and any other material relationships, between the shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and such proposed nominee’s affiliates or associates and (viii) any agreements and information with respect to such proposed nominee that are required pursuant to the procedures established by the Board relating to majority voting for the election of directors. The notice must also set forth (i) the name and address of the shareholder, of the beneficial owner, if any, on whose behalf the nomination is made and of any other shareholders known by such shareholder to be supporting such nomination, (ii) certain interests and relationships of the shareholder and beneficial owner, if any, in or with the Company, including all forms of ownership interests, (iii) a description of all agreements and understandings between the shareholder, the beneficial owner, if any, and any other person in connection with such nomination, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting and (v) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filing in accordance with the Section 14 of the Exchange Act. The information required in the notice must be updated at various times as provided in the Bylaws.

The Bylaws also require that director nominees complete a written questionnaire in a form provided by the Company and make certain representations to the Company relating to voting commitments, compensation and other economic arrangements and future compliance with the Company’s corporate governance and other policies and guidelines applicable to directors.

Other Provisions. The Bylaws make various procedural and other changes, including the deletion of obsolete provisions.

The summary description of the Bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.1	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 30, 2014	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.1	Amended and Restated Bylaws.